UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
------------------------------------------------------------------------

AMENDMENT NUMBER ONE TO
FORM 8-K
------------------------------------------------------------------------
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

Earliest Event Date requiring this Report:  November 15, 2012
------------------------------------------------------------------------

CAPSTONE COMPANIES, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
------------------------------------------------------------------------

FLORIDA	0-28331	84-1047159
(State of Incorporation or	(Commission File Number)	(I.R.S. Employer
Organization)	Identification No.)

350 Jim Moran Blvd.
Suite 120
Deerfield Beach, Florida 33442
(Address of principal executive offices)

(954) 252-3440
(Registrant's telephone number, including area code)

ITEM 7.01. REGULATION FD DISCLOSURE

Capstone Companies, Inc., a Florida corporation, (“CAPC”) issued a press release on November 14, 2012 about its financial results for the third quarter ended September 30, 2012.  Capstone Companies, Inc. also conducted a Webcast and teleconference conference call on these results at 10:00 a.m. EST, on November 15, 2012.   The Teleconference Transcript, designated as Exhibit 99.1, is filed with this Amendment Number One to Form 8-K.

The information presented in Item 7.01 of this Current Report on Form 8-K and its exhibits or sources incorporated by reference herein shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, unless we specifically state that the information is to be considered “filed” under the Exchange Act or specifically incorporate it by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Exhibit Number	Exhibit Description
99.1	* November 15, 2012 Capstone Companies, Inc. Transcript from Teleconference/Webcast for Q3 2012
99.2
November 14, 2012 Capstone Companies, Inc. Press Release on financial results for the fiscal quarter ended September 30, 2012 (filed as Exhibit 99.2 to the Form 8-K Report filed with the Commission on November 16, 2012)

FILED HEREWITH = *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE COMPANIES, INC., A FLORIDA CORPORATION

Date:   November 21, 2012

By: /s/ James G McClinton
Chief Financial Officer